UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

June 16, 2015
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
----------------------------------------------------	---------------------------------------------
Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
----------------------------------------------------	---------------------------------------------
Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
---------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

ITEM 7.01:	REGULATION FD DISCLOSURE

The information in this report is being furnished (i) pursuant to Regulation FD, and (ii) pursuant to item 12 Results of Operation and Financial Condition (in accordance with SEC interim guidance issued March 28, 2003).  In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

On June 16, 2015, John Wiley & Sons Inc., a New York corporation (the “Company”), issued a press release announcing the Company’s financial results for the fourth quarter of fiscal year 2015. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated.  Exhibit 99.10 is a copy of the slides furnished at the fourth quarter fiscal year 2015 earnings presentation.

Exhibit No.	Description

99.1           Press release dated June 16, 2015 titled “Wiley Reports Fourth Quarter and Fiscal Year 2015 Results” (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

99.10         Press release slideshow presentation (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

Investor Contact:                                                                Media Contact:
Brian Campbell, Investor Relations                                  Helen Bray, Corporate Communications
201.748.6874                                                                         +441243770185
brian.campbell@wiley.com                                                hbray@wiley.com

Wiley Reports Fourth Quarter and Fiscal Year 2015 Results

•	Fourth quarter revenue of $442 million, up 2% on a constant currency basis. Fiscal year revenue of $1,822 million, up 4% on a constant currency basis
•	Percent of full-year revenue from digital products and services increased to 60% from 55% for the prior year. Percent of full-year revenue from print books declined to 25%
•	Fourth quarter adjusted EPS of $0.81, up 17% on a constant currency basis. Fiscal year adjusted EPS of $3.26, up 10% on a constant currency basis
•
Fiscal Year 2016 outlook of low-single-digit revenue growth and flat EPS growth on a constant currency basis and excluding the adverse transitional impact of shifting to time-based journal subscription agreements

June 16, 2015 (Hoboken, NJ) – John Wiley & Sons, Inc. (NYSE: JWa and JWb), a global provider of knowledge and knowledge-enabled services that improve outcomes in research, professional practice, and education, today announced the following results for the fourth quarter and fiscal year 2015, ending April 30, 2015:

                                                                                                                                                  Change
$ millions	FY15	FY14	Excluding FX	Including FX
ADJUSTED
Revenue Q4 Full Year	$442 $1,822	$457 $1,775	2% 4%	(3%) 3%
EPS Q4 Full Year	$0.81 $3.26	$0.77 $3.05	17% 10%	5% 7%
US GAAP
Revenue Q4 Full Year	$442 $1,822	$457 $1,775		(3%) 3%
EPS Q4 Full Year	$0.79 $2.97	$0.60 $2.70		32% 10%

Please see the attached financial schedules for more detail

Management Commentary
“We are pleased to report that we delivered on our revenue and earnings guidance for the year,” said Mark Allin, President and CEO of Wiley.  “On a constant currency basis, our largest and most profitable business, Research journals (‘Research Communication’) delivered 4% revenue growth for the year.  Our strategic digital solutions businesses also contributed to our growth, with digital products and services rising to 60% of revenues for the full year.  Revenue growth, the continued shift to digital, and additional savings from restructuring all contributed to 9% operating income growth for the year.”

Fiscal Year 2016 Outlook
Wiley’s fiscal year 2016 outlook is for low-single-digit revenue growth and flat adjusted EPS growth on a constant currency basis and excluding the adverse transitional impact of shifting to time-based journal subscription agreements.   As previously announced, Wiley is moving to time-based digital journal subscription agreements for calendar year 2016 in order to simplify the contracting and administration of such agreements.  The change will shift roughly $35 million of revenue and $0.35 of EPS from FY16 to FY17, with recurring effect annually thereafter.  The change will not impact free cash flow.  Included in the EPS guidance is an incremental expense impact of more than $0.15 for the previously announced ERP implementation as compared to FY15.

Foreign Exchange (FX)
Wiley generates half of its revenue from outside the United States, and is therefore exposed to a stronger dollar, particularly in relation to the euro and pound sterling.  For fiscal year 2015, the weighted average rates for sterling and the euro were 1.60 and 1.25, respectively, on a US dollar equivalent basis.  Also, throughout this report, references are made to variances “excluding foreign exchange” or “on a constant currency basis”; such amounts exclude both currency translation effects and transactional gains and losses.

Adjusted Results
The Company provides financial measures referred to as “adjusted” revenue, contribution to profit, and EPS, which exclude restructuring and impairment charges, deferred tax benefits related to a UK corporate income tax rate reduction, and other nonrecurring tax benefits.  Variances to adjusted revenue, contribution to profit, and EPS are on a constant currency basis unless otherwise noted. Management believes the exclusion of such items provides additional information to facilitate the analysis of results.  These non-GAAP measures are not intended to replace the financial results reported in accordance with GAAP.

Fourth Quarter Summary
•
Revenue on a constant currency basis rose 2% to $442 million.  Growth in Professional Development (+10%), aided by the CrossKnowledge and Profiles International acquisitions, and Education (+2%) offset a decline in Research (-1%).  Organic revenue decreased 1% at constant currency, while revenue on a US GAAP basis declined 3% due to the adverse impact of foreign exchange.

•
Adjusted earnings per share (EPS) on a constant currency basis grew 17% to $0.81 due to restructuring savings, higher gross margins from the shift to digital, and a lower effective income tax rate.  Adjusted EPS excludes certain one-time or unusual items in both years as further described in the attached reconciliation of US GAAP to Adjusted EPS.  US GAAP EPS for the fourth quarter grew 32%.

•	Wiley recorded a restructuring charge of $4.9 million this quarter for severance and other costs related to reorganization and consolidation across the business.
•
CEO Update:  In the quarter, EVP and COO Mark Allin was named Wiley’s 12th President and CEO after the retirement of Stephen M. Smith.  Prior to serving as Chief Operating Officer, Mr. Allin had been EVP, Professional Development.

Fiscal Year Summary
•
Revenue on a constant currency basis grew 4% over prior year to $1,822 million, with organic growth in Research (+2%) and Education (+3%), as well as contributions from acquisitions in Professional Development (+13%), driving results.  Total organic revenue, which excludes CrossKnowledge and Profiles International, increased modestly (+1%) over prior year at constant currency.  Revenue grew 3% on a US GAAP basis.

•
Adjusted EPS on a constant currency basis grew 10% to $3.26 with revenue growth, higher gross margins from the shift to digital, restructuring savings, and a lower effective income tax rate. The adverse impact of foreign exchange compared to the prior year was -$0.11 per share.  Adjusted EPS excludes certain one-time or unusual items in both years, as described in the attached reconciliation of US GAAP to Adjusted EPS.  US GAAP EPS for fiscal year 2015 was $2.97 vs. $2.70 in the prior year.

•
Adjusted shared services and administrative costs were essentially flat for the year at $494 million due to restructuring, procurement, and outsourcing savings offset by additional investment in new business growth.  Lower Distribution and Operation Services (-10%) and Finance (-1%) expense offset higher Technology and Content Management (+2%) and Other Administration (+6%) expense.

•
Restructuring Charges:  Wiley recorded $29 million in restructuring charges principally related to facility consolidations and dispositions in connection with prior restructuring actions, as well as severance costs related to reorganization and consolidation.

•	Free Cash Flow of $247 million was $4 million behind prior year due to increased investment in technology and restructuring payments related to severance.
•
Net Debt and Cash Position:  Net debt (long-term debt less cash and cash equivalents) at the end of April was $293 million, up from $214 million at the end of the prior year due to the acquisition of CrossKnowledge.  Net debt to EBITDA was at 0.7 on a trailing twelve month basis.  Cash and cash equivalents as of April 30, 2015 were $457 million.

•
Share repurchases: In fiscal year 2015, Wiley repurchased 1.1 million shares for $62 million, an average cost of $57.26. As of April 30, the Company had nearly 2.2 million shares remaining in the repurchase program announced in June 2013.  Wiley did not repurchase shares in the fourth quarter.

•	Dividend: In June 2014, Wiley increased its quarterly dividend by 16% to $0.29, or $1.16 annualized. It was the 21st consecutive annual increase.

RESEARCH
•
Revenue:  Fourth quarter revenue on a constant currency basis declined 1% to $275 million, with a decline in journal subscription (-2%) and print book (-8%) revenue offsetting growth in other journal revenue (+6%), digital books (+3%), and funded access (+3%).   For the year, revenue on a constant currency basis rose 2% to $1,041 million, driven by journal subscriptions (+1%), funded access (+29%), and other journal revenue (+15%), which offset an overall book decline of 7%.

•
Adjusted Contribution to Profit: Fourth quarter adjusted contribution to profit grew 2% on a constant currency basis to $99 million, with procurement and outsourcing savings offsetting the revenue decline.  For the year, adjusted contribution to profit grew 5% on a constant currency basis to $320 million, reflecting revenue growth and gross margin expansion.  Gross margin improved due to procurement and outsourcing savings, as well as the continuing shift to digital.

•
Calendar Year 2015 Journal Subscriptions:   At the end of April, calendar year 2015 journal subscriptions were up 1% on a constant currency basis, with 97% of targeted business closed for the 2015 volume year.

•
Society Business:  Two new society contracts were signed in the three month period ending April with combined annual revenue of $4 million; 11 were renewed with combined annual revenue of $4 million; and five with combined annual revenue of $5 million were not renewed.  For calendar year 2015, nine new society contracts were signed with combined annual revenue of $4 million, and seven with combined annual revenue of $8 million were not renewed, for an annualized revenue loss on a calendar year basis of $4 million.  This compares to an annualized revenue gain of $11 million in CY14 and $20 million in CY13.   Additionally, CY15 includes renewals of 121 contracts with combined annual revenue of $57 million.

PROFESSIONAL DEVELOPMENT
•
Revenue:  Fourth quarter revenue grew 10% on a constant currency basis to $100 million due to revenue contributions from CrossKnowledge and Profiles International (+$15 million) and strong growth in Online Test Preparation (+34%), which more than offset continued weakness in Book sales (-9%).  Excluding the acquisitions, which were closed on May 1 and April 1, 2014, respectively, revenue declined 5%.  For the year, revenue on a constant currency basis increased 13% to $407 million, but decreased 5% excluding the acquisitions, driven by a continued decline in print and digital books.

•
Adjusted Contribution to Profit:  Fourth quarter adjusted contribution to profit  grew 30% on a constant currency basis to $12 million primarily due to restructuring savings, which offset modest dilution from the two recent acquisitions.  For the year, adjusted contribution to profit grew 28% to $43 million.  Gross margin improved due to the shift to higher margin solutions businesses.

•
Institute of Management Accountants (IMA) India Partnership:  In the quarter, the IMA® announced a partnership agreement in India with Wiley to offer Wiley’s Certified Management Accountant Exam (CMA) Learning System as part of a full offering that includes live training from Miles Professional Education, a major professional certification course provider in India.

EDUCATION
•
Revenue:  Fourth quarter revenue rose 2% on a constant currency basis to $67 million.  Revenue growth from Education Services/Deltak (+15%), Digital Books (+7%), and Course Workflow/WileyPLUS (+1%) offset a decline in Print Textbooks (-15%).  For the year, Education revenue increased 3% on a constant currency basis to $375 million with double digit growth in Education Services/Deltak (+16%), Custom Products (+16%), WileyPLUS (+11%), and Digital Books (+15%) offsetting a 9% decline in Print Textbooks.

•
Adjusted Contribution to Profit:  Fourth quarter adjusted contribution to profit improved 13% to a seasonal loss of $8 million, reflecting revenue growth and gross margin expansion.  For the year, adjusted contribution to profit increased 1% to $48 million, excluding the impact of foreign exchange.  Continued investment in Education Services/Deltak offset revenue growth and restructuring savings.  Gross profit improved modestly due to portfolio management and improvements in composition costs.

•
Online Program Management (OPM):  Education Services/Deltak secured two new large university partners in the quarter, the University of Delaware (US) and University College Cork (Ireland).  University College Cork is the second international partner signed by Deltak and is one of Ireland’s largest educational institutions, with 18,000 students.  At fiscal year-end, Deltak had 38 partners and 200 degree programs under contract.

Earnings Conference Call
•	Scheduled for today, June 16, at 10:00 a.m. (EDT)
•	Access the webcast at www.wiley.com> Investor Relations> Events and Presentations, or http://www.wiley.com/WileyCDA/Section/id-370238.html
•	U.S. callers, please dial (888) 505-4375 and enter the participant code 3217239#
•	International callers, please dial (719) 325-2435 and enter the participant code 3217239#
•	An archive of the webcast will be available for a period of up to 14 days

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995
This release contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company, and are subject to change based on many important factors. Such factors include, but are not limited to (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities and (x) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.

About Wiley
Wiley is a global provider of knowledge and knowledge-enabled services that improve outcomes in areas of research, professional practice, and education.  Through the Research segment, the Company provides digital and print scientific, technical, medical, and scholarly journals, reference works, books, database services, and advertising. The Professional Development segment provides digital and print books, online assessment and corporate learning services, and test prep and certification.   In Education, Wiley provides education solutions including online program management services for higher education institutions and course management tools for instructors and students, as well as print and digital content.

JOHN WILEY & SONS, INC.
UNAUDITED SUMMARY OF OPERATIONS
FOR THE FOURTH QUARTER AND TWELVE MONTHS ENDED
APRIL 30, 2015 AND 2014
(in thousands, except per share amounts)

FOURTH QUARTER ENDED APRIL 30,

	2015			2014			% Change
	US GAAP	Adjustments (A,C)	Adjusted	US GAAP	Adjustments (A,C)	Adjusted	US GAAP	Adjusted excl. FX

Revenue	$441,646	-	441,646	457,089	-	457,089	-3%	2%

Costs and Expenses
Cost of Sales	116,844	-	116,844	126,173	-	126,173	-7%	-3%
Operating and Administrative	249,459	-	249,459	256,366	-	256,366	-3%	2%
Restructuring Charges (A)	4,925	(4,925)	-	15,395	(15,395)	-
Amortization of Intangibles	12,355	-	12,355	11,613	-	11,613	6%	11%

Total Costs and Expenses	383,583	(4,925)	378,658	409,547	(15,395)	394,152	-6%	1%

Operating Income	58,063	4,925	62,988	47,542	15,395	62,937	22%	10%
Operating Margin	13.1%		14.3%	10.4%		13.8%

Interest Expense	(4,062)	-	(4,062)	(3,568)	-	(3,568)	14%	14%
Foreign Exchange Gain	(1,086)	-	(1,086)	(337)	-	(337)
Interest Income and Other	839	-	839	690	-	690	22%	22%

Income Before Taxes	53,754	4,925	58,679	44,327	15,395	59,722	21%	10%

Provision for Income Taxes (A,C)	6,857	3,945	10,802	8,436	5,331	13,767	-19%	-8%

Net Income	$46,897	980	47,877	35,891	10,064	45,955	31%	16%

Earnings Per Share- Diluted (A,C)	$0.79	0.02	0.81	0.60	0.17	0.77	32%	17%

Average Shares - Diluted	59,368	59,368	59,368	59,925	59,925	59,925

TWELVE MONTHS ENDED APRIL 30,

	2015			2014			% Change
	US GAAP	Adjustments (A,C)	Adjusted	US GAAP	Adjustments (A-D)	Adjusted	US GAAP	Adjusted excl. FX

Revenue	$1,822,440	-	1,822,440	1,775,195	-	1,775,195	3%	4%

Costs and Expenses
Cost of Sales	499,683	-	499,683	506,879	-	506,879	-1%	0%
Operating and Administrative	1,005,000	-	1,005,000	969,456	-	969,456	4%	5%
Restructuring Charges (A)	28,804	(28,804)	-	42,722	(42,722)	-
Impairment Charges (B)	-	-	-	4,786	(4,786)	-
Amortization of Intangibles	51,214	-	51,214	44,679	-	44,679	15%	14%

Total Costs and Expenses	1,584,701	(28,804)	1,555,897	1,568,522	(47,508)	1,521,014	1%	3%

Operating Income	237,739	28,804	266,543	206,673	47,508	254,181	15%	9%
Operating Margin	13.0%		14.6%	11.6%		14.3%

Interest Expense	(17,077)	-	(17,077)	(13,916)	-	(13,916)	23%	23%
Foreign Exchange Gain	1,742	-	1,742	(8)	-	(8)
Interest Income and Other	3,057	-	3,057	2,785	-	2,785	10%	10%

Income Before Taxes	225,461	28,804	254,265	195,534	47,508	243,042	15%	8%

Provision for Income Taxes (A-D)	48,593	11,599	60,192	35,024	26,457	61,481	39%	1%

Net Income	$176,868	17,205	194,073	160,510	21,051	181,561	10%	10%

Earnings Per Share- Diluted (A-D)	$2.97	0.29	3.26	2.70	0.35	3.05	10%	10%

Average Shares - Diluted	59,594	59,594	59,594	59,514	59,514	59,514

	See the accompanying Notes to Unaudited Financial Statements for a description of each Adjustment.

JOHN WILEY & SONS, INC.
FOR THE FOURTH QUARTER AND TWELVE MONTHS ENDED
APRIL 30, 2015 AND 2014

RECONCILIATION OF US GAAP TO ADJUSTED EPS - DILUTED (UNAUDITED)

	Fourth Quarter Ended		Twelve Months Ended
	April 30,		April 30,
	2015	2014	2015	2014

US GAAP Earnings Per Share - Diluted	$0.79	$0.60	$2.97	$2.70
Adjusted to exclude the following:
Restructuring Charges (A)	(0.07)	(0.17)	(0.34)	(0.48)
Impairment Charges (B)	-	-	-	(0.06)
Non-recurring Tax Benefit (C)	0.05	-	0.05	-
Deferred Income Tax Benefit on UK Rate Change (D)	-	-	-	0.18

Adjusted Earnings Per Share - Diluted	$0.81	$0.77	$3.26	$3.05

NOTES TO UNAUDITED FINANCIAL STATEMENTS

Adjustments:
(A)
RESTRUCTURING CHARGES: The adjusted results for the three and twelve months ended April 30, 2015 and the three and twelve months ended April 30, 2014 exclude restructuring charges related to the Company's Restructuring and Reinvestment Program of $4.9 million or $0.07 per share, $28.8 million or $0.34 per share, $15.4 million or $0.17 per share, and $42.7 million or $0.48 per share, respectively.

(B)		IMPAIRMENT CHARGES: The adjusted results for the twelve months ended April 30, 2014 exclude impairment charges related to certain technology investments of $4.8 million or $0.06 per share.
(C)
NON-RECURRING TAX BENEFIT: The adjusted results for the three and twelve months ended April 30, 2015 reflect a non-recurring tax benefit of $3.1 million or $0.05 per share related to tax deductions claimed on the write-up  of certain foreign tax assets to fair market value.

(D)
Deferred Income Tax Benefit on UK Rate Change: The adjusted results for the twelve months ended April 30, 2014 exclude deferred tax benefits of $10.6 million, or $0.18 per share, associated with tax legislation enacted in the United Kingdom that reduced the U.K. corporate income tax rates by 3%.  The benefits reflect the remeasurement of the Company's deferred tax balances to the new income tax rates of 21% effective April 1, 2014 and 20% effective April 1, 2015 and had no current cash tax impact.

Non-GAAP Financial Measures:
In addition to providing financial results in accordance with GAAP, the Company has provided adjusted financial results that exclude the impact of other nonrecurring items described in more detail throughout this press release.  These non-GAAP financial measures are labeled as "Adjusted" and are used for evaluating the results of operations for internal purposes.  These non-GAAP measures are not intended to replace the presentation of financial results in accordance with GAAP.  Rather, the Company believes the exclusion of such items provides additional information to investors to facilitate the comparison of past and present operations. Unless otherwise noted, adjusted amounts in the attached schedules include foreign exchange.

JOHN WILEY & SONS, INC.
UNAUDITED SEGMENT RESULTS
FOR THE FOURTH QUARTER AND TWELVE MONTHS ENDED
APRIL 30, 2015 and 2014
(in thousands)

FOURTH QUARTER ENDED APRIL 30,

	2015			2014			% Change
	US GAAP	Adjustments (A)	Adjusted	US GAAP	Adjustments (A)	Adjusted	US GAAP	Adjusted excl. FX
Revenue
Research	$274,646	-	274,646	296,817	-	296,817	-7%	-1%
Professional Development	100,442	-	100,442	93,037	-	93,037	8%	10%
Education	66,558	-	66,558	67,235	-	67,235	-1%	2%

Total	$441,646	-	441,646	457,089	-	457,089	-3%	2%

Direct Contribution to Profit
Research	$139,258	233	139,491	145,240	3,184	148,424	-4%	0%
Professional Development	36,234	552	36,786	28,901	7,026	35,927	25%	5%
Education	11,149	487	11,636	8,937	516	9,453	25%	28%

Total	$186,641	1,272	187,913	183,078	10,726	193,804	2%	3%

Contribution to Profit (After Allocated Shared Services and Admin. Costs)
Research	$99,186	233	99,419	101,081	3,184	104,265	-2%	2%
Professional Development	11,486	552	12,038	2,654	7,026	9,680	333%	30%
Education	(8,582)	487	(8,095)	(9,715)	516	(9,199)	12%	13%

Total	$102,090	1,272	103,362	94,020	10,726	104,746	9%	6%

Unallocated Shared Services and Admin. Costs	(44,027)	3,653	(40,374)	(46,478)	4,669	(41,809)	-5%	0%

Operating Income	$58,063	4,925	62,988	47,542	15,395	62,937	22%	10%

Total Shared Services and Admin. Costs by Function
Distribution and Operation Services	$(21,031)	131	(20,900)	(27,111)	3,421	(23,690)	-22%	-6%
Technology and Content Management	(63,662)	1,337	(62,325)	(64,024)	777	(63,247)	-1%	1%
Finance	(13,564)	74	(13,490)	(14,593)	(321)	(14,914)	-7%	-6%
Other Administration	(30,321)	2,111	(28,210)	(29,808)	792	(29,016)	2%	1%
Total	$(128,578)	3,653	(124,925)	(135,536)	4,669	(130,867)	-5%	-1%

TWELVE MONTHS ENDED APRIL 30,

	2015			2014			% Change
	US GAAP	Adjustments (A)	Adjusted	US GAAP	Adjustments (A-B)	Adjusted	US GAAP	Adjusted excl. FX
Revenue
Research	$1,040,795	-	1,040,795	1,044,349	-	1,044,349	0%	2%
Professional Development	407,023	-	407,023	363,869	-	363,869	12%	13%
Education	374,622	-	374,622	366,977	-	366,977	2%	3%

Total	$1,822,440	-	1,822,440	1,775,195	-	1,775,195	3%	4%

Direct Contribution to Profit
Research	$483,413	4,555	487,968	479,419	7,774	487,193	1%	2%
Professional Development	140,588	4,385	144,973	128,976	11,860	140,836	9%	4%
Education	125,870	1,571	127,441	121,978	891	122,869	3%	5%

Total	$749,871	10,511	760,382	730,373	20,525	750,898	3%	3%

Contribution to Profit (After Allocated Shared Services and Admin. Costs)
Research	$315,789	4,555	320,344	305,727	7,774	313,501	3%	5%
Professional Development	38,116	4,385	42,501	22,167	11,860	34,027	-	28%
Education	46,175	1,571	47,746	47,787	891	48,678	-3%	1%

Total	$400,080	10,511	410,591	375,681	20,525	396,206	6%	7%

Unallocated Shared Services and Admin. Costs	(162,341)	18,293	(144,048)	(169,008)	26,983	(142,025)	-4%	2%

Operating Income	$237,739	28,804	266,543	206,673	47,508	254,181	15%	9%

Total Shared Services and Admin. Costs by Function
Distribution and Operation Services	$(92,791)	4,567	(88,224)	(105,445)	6,012	(99,433)	-12%	-10%
Technology and Content Management	(248,914)	2,622	(246,292)	(255,349)	14,020	(241,329)	-3%	2%
Finance	(53,133)	145	(52,988)	(55,029)	561	(54,468)	-3%	-1%
Other Administration	(117,294)	10,959	(106,335)	(107,877)	6,390	(101,487)	9%	6%
Total	$(512,132)	18,293	(493,839)	(523,700)	26,983	(496,717)	-2%	0%

See the accompanying Notes to Unaudited Financial Statements for a description of each Adjustment. Certain prior year amounts have been reclassified to conform to the current year's presentation.

UNAUDITED ADJUSTED CONTRIBUTION TO PROFIT
INCLUDING ALLOCATED SHARED SERVICES AND ADMINISTRATIVE COSTS
FOR THE FOURTH QUARTER AND TWELVE MONTHS ENDED
APRIL 30, 2015 and 2014
(in thousands)

	Fourth Quarter Ended				Twelve Months Ended
	April 30,				April 30,
	2015	2014	% Change	% Change excl. FX	2015	2014	% Change	% Change excl. FX

Research:
Direct Contribution to Profit	$139,258	145,240	-4%	2%	483,413	479,419	1%	3%
Restructuring Charges (A)	233	3,184			4,555	7,774
Adjusted Direct Contribution to Profit	139,491	148,424	-6%	0%	487,968	487,193	0%	2%

Allocated Shared Services and Admin. Costs:
Distribution and Operation Services	(10,461)	(10,972)	-5%	4%	(44,602)	(45,773)	-3%	-1%
Technology and Content Management	(24,256)	(25,953)	-7%	-2%	(99,696)	(101,922)	-2%	-2%
Occupancy and Other	(5,355)	(7,234)	-26%	-19%	(23,326)	(25,997)	-10%	-9%
Adjusted Contribution to Profit (after allocated	$99,419	104,265	-5%	2%	320,344	313,501	2%	5%
Shared Services and Admin. Costs)

Professional Development:
Direct Contribution to Profit	$36,234	28,901	25%	29%	140,588	128,976	9%	10%
Restructuring Charges (A)	552	7,026			4,385	11,860
Adjusted Direct Contribution to Profit	36,786	35,927	2%	5%	144,973	140,836	3%	4%

Allocated Shared Services and Admin. Costs:
Distribution and Operation Services	(7,167)	(8,883)	-19%	-16%	(30,838)	(37,673)	-18%	-17%
Technology and Content Management	(12,227)	(12,502)	-2%	-1%	(47,574)	(50,374)	-6%	-6%
Occupancy and Other	(5,354)	(4,862)	10%	12%	(24,060)	(18,762)	28%	29%
Adjusted Contribution to Profit (after allocated	$12,038	9,680	24%	30%	42,501	34,027	25%	28%
Shared Services and Admin. Costs)

Education:
Direct Contribution to Profit	$11,149	8,937	25%	30%	125,870	121,978	3%	5%
Restructuring Charges (A)	487	516			1,571	891
Adjusted Direct Contribution to Profit	11,636	9,453	23%	28%	127,441	122,869	4%	5%

Allocated Shared Services and Admin. Costs:
Distribution and Operation Services	(2,977)	(3,698)	-19%	-14%	(12,863)	(15,685)	-18%	-16%
Technology and Content Management	(13,324)	(11,808)	13%	15%	(52,954)	(46,787)	13%	14%
Occupancy and Other	(3,430)	(3,146)	9%	9%	(13,878)	(11,719)	18%	19%
Adjusted Contribution to Profit (after allocated	$(8,095)	(9,199)	12%	13%	47,746	48,678	-2%	1%
Shared Services and Admin. Costs)

Total Adjusted Contribution to Profit (after	$103,362	104,746	-1%	6%	410,591	396,206	4%	7%
allocated Shared Services and Admin. Costs)

Unallocated Shared Services and Admin. Costs:
Unallocated Shared Services and Admin. Costs	$(44,027)	(46,478)	-5%	-2%	(162,341)	(169,008)	-4%	-3%
Restructuring Charges (A)	3,653	4,669			18,293	22,197
Impairment Charges (B)	-	-			-	4,786
Adjusted Unallocated Shared Services and Admin. Costs	$(40,374)	(41,809)	-3%	0%	(144,048)	(142,025)	1%	2%

Adjusted Operating Income	$62,988	62,937	0%	10%	266,543	254,181	5%	9%

See the accompanying Notes to Unaudited Financial Statements for a description of each Adjustment. Certain prior year amounts have been reclassified to conform to the current year's presentation.

JOHN WILEY & SONS, INC.
SEGMENT REVENUE by PRODUCT/SERVICE
FOR THE FOURTH QUARTER AND TWELVE MONTHS ENDED
APRIL 30, 2015 and 2014
(in thousands)

	Fourth Quarter				Twelve Months
	Ended April 30,				Ended April 30,
	2015	2014	% of Revenue	% Change excl. FX	2015	2014	% of Revenue	% Change excl. FX
RESEARCH
Research Communication:
Journal Subscriptions	$173,562	188,931	63%	-2%	$664,455	667,305	64%	1%
Funded Access	5,826	6,135	2%	3%	22,388	17,673	2%	29%
Other Journal Revenue	36,222	37,438	13%	6%	126,942	113,925	12%	15%
	215,610	232,504	79%	-1%	813,785	798,903	78%	4%

Books and References:
Print Books	21,214	24,652	8%	-8%	101,872	114,135	10%	-9%
Digital Books	15,396	16,105	6%	3%	45,550	47,693	4%	-2%
	36,610	40,757	13%	-3%	147,422	161,828	14%	-7%

Other Research Revenue	22,426	23,556	8%	4%	79,588	83,618	8%	-2%

Total Revenue	$274,646	296,817	100%	-1%	$1,040,795	1,044,349	100%	2%

PROFESSIONAL DEVELOPMENT
Knowledge Services:
Print Books	$44,917	51,385	45%	-9%	$209,484	231,984	51%	-9%
Digital Books	13,506	15,025	13%	-9%	49,822	53,764	12%	-7%
Online Test Preparation and Certification	6,051	4,526	6%	34%	18,568	15,192	5%	22%
Other Knowledge Service Revenue	9,891	10,679	10%	-6%	30,370	29,882	7%	2%
	74,365	81,615	74%	-6%	308,244	330,822	76%	-6%

Talent Solutions:
Assessment	15,562	11,422	15%	36%	56,762	33,047	14%	72%
Online Learning and Training	10,515	-	10%		42,017		10%
	26,077	11,422	26%	128%	98,779	33,047	24%	199%

Total Revenue	$100,442	93,037	100%	10%	$407,023	363,869	100%	13%

EDUCATION
Books:
Print Textbooks	$17,630	22,189	25%	-15%	$144,416	163,152	39%	-9%
Digital Books	8,840	8,615	13%	7%	34,036	30,137	9%	15%
	26,470	30,804	40%	-9%	178,452	193,289	48%	-6%

Custom Products	1,062	(410)	2%	-	50,622	43,556	14%	16%

Course Workflow Solutions (WileyPLUS)	13,671	13,872	21%	1%	54,223	49,459	14%	11%

Education Services (Deltak)	22,687	19,784	34%	15%	81,595	70,179	22%	16%

Other Education Revenue	2,668	3,185	4%	-16%	9,730	10,494	3%	-7%

Total Revenue	$66,558	67,235	100%	2%	$374,622	366,977	100%	3%

Note: Segment Revenue Categorization

JOHN WILEY & SONS, INC.
UNAUDITED STATEMENTS OF FINANCIAL POSITION
(in thousands)

	April 30,
	2015	2014
Current Assets
Cash & cash equivalents	$457,441	486,377
Accounts receivable	147,183	149,733
Inventories	63,779	75,495
Prepaid and other	72,516	78,057
Total Current Assets	740,919	789,662
Product Development Assets	69,589	82,940
Technology, Property and Equipment	193,010	188,718
Intangible Assets	917,621	984,661
Goodwill	962,367	903,665
Income Tax Deposits	57,098	64,037
Other Assets	63,639	63,682
Total Assets	3,004,243	3,077,365

Current Liabilities
Short-term debt	100,000	-
Accounts and royalties payable	161,465	142,534
Deferred revenue	372,051	385,654
Accrued employment costs	93,922	118,503
Accrued income taxes	9,484	13,324
Accrued pension liability	4,594	4,671
Other accrued liabilities	62,167	64,901
Total Current Liabilities	803,683	729,587
Long-Term Debt	650,090	700,100
Accrued Pension Liability	209,727	164,634
Deferred Income Tax Liabilities	198,947	222,482
Other Long-Term Liabilities	86,756	78,314
Shareholders' Equity	1,055,040	1,182,248
Total Liabilities & Shareholders' Equity	$3,004,243	3,077,365

JOHN WILEY & SONS, INC.
UNAUDITED STATEMENTS OF FREE CASH FLOW
(in thousands)

	Twelve Months Ended
	April 30,
	2015	2014
Operating Activities:
Net income	$176,868	160,510
Amortization of intangibles	51,214	44,679
Amortization of composition costs	40,639	45,097
Depreciation of technology, property and equipment	62,072	58,321
Restructuring and impairment charges	28,804	47,508
Restructuring payments	(32,341)	(28,276)
Deferred tax benefits on U.K. rate changes	-	(10,634)
Share-based compensation expense	13,617	12,851
Employee retirement plan expense	22,599	30,454
Excess tax (benefits) charges from share-based compensation	(3,191)	1,466
Royalty advances	(103,136)	(107,639)
Earned royalty advances	108,314	107,529
Other non-cash charges and credits	(8,046)	(3,626)
Change in deferred revenue	3,913	(750)
Income tax deposit	(5,280)	(11,968)
Net change in operating assets and liabilities, excluding acquisitions	(924)	2,702
Cash Provided by Operating Activities	355,122	348,224

Investments in organic growth:
Composition spending	(39,421)	(40,568)
Additions to technology, property and equipment	(69,121)	(57,564)

Free Cash Flow	246,580	250,092

Other Investing and Financing Activities:
Acquisitions, net of cash	(172,229)	(54,515)
Escrowed proceeds from sale of consumer publishing programs	1,100	3,300
Repayment of long-term debt	(711,654)	(658,224)
Borrowings of long-term debt	659,369	685,324
Borrowings of short-term debt	100,000	-
Change in book overdrafts	(6,711)	(12,354)
Cash dividends	(68,498)	(58,953)
Purchase of treasury shares	(61,981)	(63,393)
Proceeds from exercise of stock options and other	25,326	55,532
Excess tax benefits (charges) from share-based compensation	3,191	(1,466)
Cash Used for Investing and Financing Activities	(232,087)	(104,749)

Effects of Exchange Rate Changes on Cash	(43,429)	6,894

Decrease in Cash and Cash Equivalents for Period	$(28,936)	152,237

RECONCILIATION TO GAAP PRESENTATION

Investing Activities:
Composition spending	$(39,421)	(40,568)
Additions to technology, property and equipment	(69,121)	(57,564)
Acquisitions, net of cash	(172,229)	(54,515)
Escrowed proceeds from sale of consumer publishing programs	1,100	3,300
Cash Used for Investing Activities	$(279,671)	(149,347)

Financing Activities:
Cash Used for Investing and Financing Activities	$(232,087)	(104,749)
Excluding:
Acquisitions, net of cash	(172,229)	(54,515)
Escrowed proceeds from sale of consumer publishing programs	1,100	3,300
Cash Used for Financing Activities	$(60,958)	(53,534)

Note: The Company’s management evaluates performance using free cash flow.  The Company believes free cash flow provides a meaningful and comparable measure of performance.  Since free cash flow is not a measure calculated in accordance with GAAP, it should not be considered as a substitute for other GAAP measures, including cash used for or provided by operating activities, investing activities and financing activities, as an indicator of performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Mark Allin
Mark Allin
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Executive Vice President and
Chief Financial Officer

Dated: June 16, 2015